SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   May 3, 2004
                                 Date of Report
                            (Earliest Reported Event)

                           HI-TECH PHARMACAL CO., INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-20424


          Delaware                                        11-2638720
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(State or other jurisdiction of               (IRS Employer Identification No.)
incorporation or jurisdiction)


369 Bayview Avenue
Amityville, NY                                               11701
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(Address of principal                                      (Zip Code)
executive offices)

                                 (631) 789-8228
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               Registrant's telephone number, including area code:



         (Former names or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATIONS FD DISCLOSURE

     The Registrant issued a press release, dated May 3, 2004, announcing the retirement of its Vice President, Finance and CFO and the appointment of a new CFO.

                                 EXHIBIT INDEX

Number           Description
------           -----------

 99              Press Release issued by Hi-Tech Pharmacal Co., Inc.
                 on May 3, 2004.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 3, 2004                   HI-TECH PHARMACAL CO., INC.


                                     By: /s/David S. Seltzer
                                         -------------------------------------
                                         David S. Seltzer
                                         President and Chief Executive Officer